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Number of Pages:  3

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        INTERNATIONAL REALTY GROUP, INC.
             (Exact name of registrant as specified in its charter)
             ------------------------------------------------------


Date of Report (Date of earliest event reported):  April 30, 1994.


   DELAWARE                     0-20180                  62-1277260
   --------                     -------                  ----------
(State or other              Commission File         (I.R.S. Employer
jurisdiction of              Number                  Identification No.)
incorporation)


111 Northwest 183rd Street, Suite 350,
Miami, Florida                                                  33169
(Address of principal executive office)                      (Zip Code)

                                 (305) 944-8811
               --------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 4: CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


On April 30, 1994 Herb Woll (the "Accountant"), the Company's independent public accountant advised the Board of Directors, that he was entering into semi-retirement and would not stand for re-election after completion of the 1993 annual audit.

The Accountant's report, dated May 6, 1994, of the Company and consolidated balance sheets for the fiscal year ended December 31, 1993 and 1992 and the related consolidated statements of operation of stockholder's equity and of cash flows did not contain any adverse opinion or was modified as to uncertainty audit scope or accounting principals. During such period and through April 30, 1994, there were no disagreements with the Accountant, whether or not resolved, on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the Accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

On June 1, 1994 the Company engaged the firm of Hixson, Marin, Powell & DeSanctis, P.A. as its new independent accountant.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits

       16.1 Letter of Herb Woll, dated as of May 31, 1996, is incorporated by reference to Exhibit 16.1 to the Company's Form 10-KSB for the year ended December 31, 1994.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INTERNATIONAL REALTY GROUP, INC.
                                   (Registrant)




Date:  September 24, 1996          By:  /s/ Richard M. Bradbury
                                        -------------------------------
                                        Richard M. Bradbury
                                        President, and
                                        Chief Financial Officer



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